UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 6, 2025

Date of Report (Date of earliest event reported)

LIMONEIRA COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

(805) 525-5541

(Registrant’s Telephone Number, Including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	LMNR	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On June 6, 2025, Limoneira Company, a Delaware corporation (the “Company”), and Sunkist Growers, Inc., a nonprofit marketing cooperative (“Sunkist”), entered into a Commercial Packinghouse License Agreement (the “Packinghouse License Agreement”), merging the Company’s citrus sales and marketing into Sunkist. Pursuant to the Packinghouse License Agreement, Sunkist grants to the Company permission to grade, label, pack, prepare for marketing by Sunkist and ship Sunkist grower fruit and to use the Sunkist trademark in connection with these activities, and the Company grants to Sunkist an exclusive, non-transferable license to use the Company’s trademark for the fruit packed under the agreement. In addition, the Company agrees to market and sell citrus only through Sunkist and according to Sunkist’s instructions, and agrees to transition its citrus brokerage and purchase business exclusively to Sunkist. Under the terms of the Packinghouse License Agreement, the Company will also become a member of Sunkist and Fruit Growers Supply Company (“FGS”). The Packinghouse License Agreement has a term (“Term”) of three years, from November 1, 2025 through October 31, 2028. On November 1, 2026 and on each anniversary of such date thereafter, the Term shall automatically be extended for one year, unless either party gives notice in writing to the other that the Term shall not be so extended.

The Company and Sunkist will enter into other subsequent agreements and/or amendments in connection with the transaction, including Sunkist and FGS membership agreements.

The foregoing description of the Packinghouse License Agreement is qualified in its entirety by reference to the full text of the Packinghouse License Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 8.01	Other Events.

On June 9, 2025, the Company issued a press release announcing entering into the Packinghouse License Agreement with Sunkist. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

10.1	Packinghouse License Agreement, by and between Limoneira Company and Sunkist Growers, Inc., dated June 6, 2025.

99.1	Press release of Limoneira Company, dated June 9, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 9, 2025	LIMONEIRA COMPANY

	By:	/s/ Mark Palamountain
Mark Palamountain
Chief Financial Officer and Treasurer